Exhibit 10.25

REVOLVING LOAN PROMISSORY NOTE

$20,000,000	May 11, 2006

FOR VALUE RECEIVED, each of the undersigned, AEGIS COMMUNICATIONS GROUP, INC., a Delaware corporation (“Parent”) ADVANCED TELEMARKETING CORPORATION, a Nevada corporation (“ATC”), IQI, INC., a New York corporation (“IQI”), LEXI INTERNATIONAL, INC., a California corporation (“Lexi”), and INTERSERV SERVICES CORPORATION, a Delaware corporation (“InterServ” and together with Parent, ATC, IQI and Lexi, each individually a “Company” and collectively, the “Companies”), individually and collectively, jointly and severally promises to pay to the order of THE CIT GROUP/BUSINESS CREDIT, INC. (“Lender”), at Lender’s office located at 5420 LBJ Freeway, Suite 200, Dallas, Texas 75240, in lawful money of the United States of America and in immediately available funds, the principal amount of Twenty Million and No/100 Dollars ($20,000,000.00), or such lesser amount as may be advanced to the Company by Lender as Revolving Loans under the Financing Agreement (as defined below) and remain unpaid, on the Termination Date.

Each Company further jointly and severally agrees to pay interest at said office, in like money, on the unpaid principal amount of Revolving Loans outstanding from time to time on the dates and at the rates specified in Section 8 of the Financing Agreement of even date herewith among each Company, the Lenders that are parties thereto and The CIT Group/Business Credit, Inc., as Agent for the Lenders (the “Financing Agreement”). Capitalized terms used in this Note and defined in the Financing Agreement shall have the meanings given to such terms in the Financing Agreement unless otherwise specifically defined herein.

This Note is a Promissory Note referred to in the Financing Agreement, evidences the Revolving Loans made to the Companies by the Lender thereunder, and is subject to, and entitled to, all provisions and benefits thereof, including optional and mandatory prepayment, in whole or in part, as provided therein.

Notwithstanding any other provision of this Note to the contrary, upon the occurrence of any Event of Default specified in the Financing Agreement, or upon termination of the Financing Agreement for any reason, all amounts then remaining unpaid on this Note may become, or be declared to be, at the sole election of Agent or the Required Lenders, immediately due and payable as provided in the Financing Agreement.

AEGIS COMMUNICATIONS GROUP, INC

By: /s/ Kannan Ramasamy

Title: President & CEO

ADVANCED TELEMARKETING CORPORATION

By: /s/ Kannan Ramasamy

Title: President & CEO

IQI, INC.

By: /s/ Kannan Ramasamy

Title: President & CEO

LEXI INTERNATIONAL, INC.

By: /s/ Kannan Ramasamy

Title: President & CEO

INTERSERV SERVICES CORPORATION

By: /s/ Steven Alred Hough Marshall

Title: Vice President & Secretary